UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009

AFFINITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-113982	13-3377709
(State of incorporation)	Commission File Number	(IRS Employer
Identification No.)

2575 Vista Del Mar Drive	(805) 667-4100
Ventura, CA 93001	(Registrant’s telephone
(Address of executive offices)	number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instructions A.2. below)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13d-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01:  Entry into a Material Definitive Agreement

Affinity Group, Inc. (the “Company”) is a wholly-owned subsidiary of Affinity Group Holding, Inc. (“AGHI”)  On September 14, 2009, AGHI received consent letters (the “Institutional Consents”) from certain institutional holders of its 10 7/8% Senior Notes Due 2012 (the “AGHI Notes”) holding in the aggregate $65,835,969 principal amount of the AGHI Notes outstanding and consent letters (the “Other Consents” and collectively with the Institutional Consents called the “Consents”) from certain non-institutional holders of the AGHI Notes holding in the aggregate $46,555,946 principal amount of the AGHI Notes outstanding.  The aggregate principal amount of the AGHI Notes outstanding is $113,648,603 so the holders executing the Consents held 98.9% of the outstanding principal amount of the AGHI Notes.

The Company and AGHI have engaged in discussions with the holders of the AGHI Notes and the holders of other indebtedness of the Company regarding a refinancing or restructuring of the indebtedness of the Company and its parent, AGHI.  As part of those discussions, AGHI did not pay the interest on the AGHI Notes that was due on August 15, 2009, but the indenture governing the AGHI Notes provides a 30 day grace period for the payment of interest that was to have been paid on that date.  Pursuant to the Institutional Consents, AGHI has agreed to pay the legal fees for a law firm to represent the holders who signed the Institutional Consents in connection with such discussions and has paid a $150,000 retainer to that law firm.  In addition, AGHI has paid a consent fee equal to ¼ of 1% of the principal amount to the holders who signed the Institutional Consents or an aggregate of $164,600.  The Institutional Consents extended the most recent interest payment date on their AGHI Notes until October 1, 2009.  The Other Consents extended the most recent interest payment date on their AGHI Notes until October 29, 2009 and no consent fees were paid to those holders.

As of October 23, 2009, the holders who signed the Institutional Consents agreed to extend the interest payment date on their AGHI Notes to October 30, 2009.

On September 14, 2009, AGHI paid the interest on the remaining $1,256,688 principal amount of AGHI Notes that are outstanding and for which an Institutional Consent or an Other Consent was not obtained.

Section 9 — Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

a. Financial Statements:  N/A

b. Pro forma financial statements:  N/A

c. Shell company transactions:  N/A

d. Exhibits:  None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GROUP, INC.
(Registrant)

Date: October 23, 2009	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Senior Vice President
and Chief Financial Officer